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                                                                     EXHIBIT (5)

Anchor National Life     Mailing Address:
Insurance Company        P.O. Box 54197              [LOGO] Anchor National
1 SunAmerica Center      Los Angeles, CA 90054-0197         a SunAmerica Company
Los Angeles, CA 90067-6022
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P-5236
AMERICAN PATHWAY II VARIABLE ANNUITY APPLICATION
A. OWNER(S)      --Mr.    --Mrs.    --Ms.   --Miss    --Dr.    --Sr.   --Jr.
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LAST NAME OR CORPORATION/PLAN/TRUST FIRST NAME     MIDDLE INITIAL
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STREET ADDRESS        CITY          STATE          ZIP CODE
MO   DAY   YR         --M    --F
-------------------   -------------- --------------------      -----------------
DATE OF BIRTH         SEX            SOC.SEC. OR TAX ID NO.    PHONE NO.
B. ANNUITANT)   --Mr.   --Mrs.   --Ms.   --Miss    --Dr.    --Sr.    --Jr.
(Complete only if different than owner)

MONTH   DAY      YEAR           MONTH    DAY     YEAR
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ANNUITIZATION DATE           DATE OF BIRTH
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LAST NAME      FIRST NAME                          MIDDLE INITIAL
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STREET ADDRESS               CITY           STATE         ZIP CODE
(    )                       -- M    -- F
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PHONE NUMBER                 SEX     SOCIAL SECURITY #
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C. BENEFICIARY (USE ADDITIONAL PAGES IF NECESSARY.)
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                                                     RELATIONSHIP
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                                                     RELATIONSHIP
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D. CONTINGENT OWNER (COMPLETE ONLY IF DIFFERENT THAN OWNER)
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LAST NAME OR CORPORATION/PLAN/TRUST   FIRST NAME             PHONE NO.
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STREET ADDRESS               CITY           STATE                ZIP CODE

MONTH         DAY     YEAR      -- M   -- F
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DATE OF BIRTH                SEX            SOC.SECURITY OR TAX ID #
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E. PURCHASE PAYMENT/PROGRAM ENROLLMENT (CHECK ALL THAT APPLY.)

      -- INITIAL PAYMENT: $ -------------------------.  Minimum initial payment is $5,000 for nonqualified contracts; $2,000 for qualified contracts. Payments my be wired or mailed. Make check payable to Anchor National Life Insurance Company.

      --       AUTOMATIC PAYMENTS:  $-------------------.  To establish
automatic bank draft for future payments, include an "Automatic Payment Authorization" (Form G-5233) and a voided check.

      --        SYSTEMATIC WITHDRAWAL:  To establish systematic withdrawal, check box at left and include completed systematic withdrawal application (Form P-5242SW).

      --        "AUTOMATIC DOLLAR COST AVERAGING:  To establish automatic
dollar cost averaging, check box at left and include completed dollar cost averaging application (Form P-5243DC).
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F. ALLOCATION OF PURCHASE PAYMENT (USE FULL PERCENTAGES.)
                          ------------ % Variable Growth-Account
The total allocation must ------------ % Variable Growth-Income equal 100%. (If no ------------ % Variable Asset Allocation Account allocations are indicated ------------ % Variable High-Yield Bond Account at right, the total ------------ % Variable Government/AAA Rated purchase payment will be Securities Account allocated to the Variable ------------ % Variable Cash Management Account Cash Management Account ------------ % Anchor National's Fixed Account pending instructions from ------------ % Variable International Account the Owner.)




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AMERICAN PATHWAY II VARIABLE ANNUITY APPLICATION
G. PLAN INFORMATION (x Appropriate Box, All Qualified Plans will have restricted ownership.)
-- Qualified. If qualified, is this a direct transfer? -- Yes -- No
If yes, please complete a "Request for Transfer of Retirement Account" (G-5223) form. Please note: Appropriate retirement plan/prototype must be established for purposes of qualified monies.
-- IRA Tax Year ---- -- SEP -- Terminal Funding -- Deferred Compensation
-- IRA Rollover -- Keogh/H.R.-10 (Complete section A with name of plan)
-- IRA Transfer -- Corporate Plan (Complete section A with name of plan)
-- TSA Contributions begin ---------------------
                             Month/Day/Year

-- Nonqualified. If nonqualified, is this a 1035 exchange? -- YES -- NO If yes, please complete a "Notification of Exchange" (G-5226) form.

In issuing an annuity pursuant to this application, Anchor National does not express any opinion on or accept any responsibility for the tax-qualified status of any plan and does not represent that the annuity issued pursuant to this application satisfies the requirements of the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act (ERISA), as amended, with respect to plan distributions.
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H. REPLACEMENT
  Will this policy replace or change any existing life insurance or annuity in this or any other company? -- YES -- NO If yes, give name(s) of insurance company and policy number(s).

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COMPANY NAME                              POLICY NUMBER

I. STATEMENT OR OWNER AND ANNUITANT
No agent can make or change any of the provisions in the policy or waive any of the Company's rights. I hereby verify my understanding that all payments and values provided by the contract, when based on investment experience of a variable account(s), are variable and not guaranteed as to dollar amount. I ACKNOWLEDGE RECEIPT OF CURRENT AMERICAN PATHWAY II/ANCHOR PATHWAY FUND PROSPECTUSES. I HAVE READ THEM CAREFULLY AND UNDERSTAND THEIR CONTENTS.

CONDITIONS FOR TELEPHONE TRANSFER AUTHORIZATION
The Company is authorized, either directly or through its agents, to transfer Contract Values among the investment options available under the Contract upon telephone instructions from the Contract Owner or any other person, subject to the restrictions and limitations contained in the Contract and related prospectus. The Contract Owner waives all rights to dispute any transfers affected in accordance with such instructions. Neither of the Company nor any of its affiliates will be liable for any claim, loss or expense resulting from any alleged error or mistake in connection with a transfer which was authorized by the Contract Owner, or by anyone else who purports to give instructions on his or her behalf. The Company is authorized, without prior disclosure, to record telephone conversations containing transfer instructions. The Contract Owner agrees to examine promptly all confirmation statements reflecting transfers made in accordance with telephone instructions. Errors shall be reported to the Company immediately. The telephone transfer privilege may be modified, suspended or discontinued by the Company at any time without prior notice.

Under penalty of perjury, I certify (1) that the number shown on this form is my correct Social Security/Taxpayer ID number and (2) that I -- AM -- AM NOT subject to a backup withholding order under Section 3406(a)(1)(C) of the Internal Revenue Code.

SIGNED AT -----------------------------------
               CITY        STATE
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SIGNATURE OF OWNER           SIGNATURE OF ANNUITANT (IF OTHER THAN OWNER   DATE




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J. STATEMENT OF AGENT (Complete Comparison Form if Required by the Issuing
state.) The agent hereby certifies he/she witnessed the signature(s) in Section I above and that his/her answer to the question below is true to the best of his/her knowledge and belief:

Will this policy replace or change any existing life insurance or annuity in this or any other company -- YES -- NO

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SIGNATURE OF AGENT                                 DATE
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AGENT INFORMATION

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AGENT'S LAST NAME     AGENT'S FIRST NAME    MIDDLE INITIAL

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GENERAL AGENT/BROKER DEALER/FINANCIAL INSTITUTION

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MAILING ADDRESS              CITY           STATE

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AGENTS'S PHONE NUMBER        ANCHOR AGENT ID#